THIS NOTE HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE, AND WILL BE ISSUED IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

OMEGA BRANDS INC.

Convertible Promissory Note

(the “Note”)

Dated: June 12, 2015
Due: June 12, 2016

Amount: USD$25,000

For value received, OMEGA BRANDS, INC., a corporation organized and existing under the laws of the State of Nevada (the "Company"), hereby promises to pay to the order of Continental Ingredients Inc., of Oakville, Ontario Canada (together with its successors, representatives, and permitted assigns, the "Holder"), in accordance with the terms hereinafter provided, the amount of Twenty-Five Thousand US Dollars  (USD$25,000) (the "Principal Amount"), together with interest accrued pursuant to the terms of this Note.

The outstanding principal balance of this Note shall be due and payable on May 15, 2016 (the "Maturity Date") or at such earlier time as provided herein.

This Note has been executed and delivered pursuant to the Note Subscription Agreement dated as of May 15, 2015 (the "Purchase Agreement") by and between the Company  and the Holder.

This Note is subject to the following additional provisions:

1.             Definitions

1.1          Capitalized terms used and not otherwise defined herein shall have the meanings set forth for such terms in the Purchase Agreement.

2.             Interest

2.1          The Principal Amount of this Note shall incur interest beginning on the Maturity Date at the rate of two percent (2%), per annum, calculated daily, in arrears, based on a 365 day year, which shall be payable in cash upon demand.

3.             Payments Under the Note,

3.1          Whenever any payment to be made shall be due on a Saturday, Sunday or a public holiday under the laws of the State of Nevada, such payment may be due on the next succeeding business day and such next succeeding day shall be included in the calculation of the amount of accrued interest payable on such date.

3.3          All payments contemplated hereby to be made in cash shall be made in immediately available good funds of United States Currency by wire transfer to an account designated in writing by the Holder to the Company, instructions for which are attached hereto as Schedule "A", and which account may be changed by notice similarly given.  For purposes of this Note, the phrase "date of payment" means the date good funds are received in the account designated by the notice which is then currently effective.

4.             Conversion

4.1          At the option of the Holder, at any time after the issuance date of the Note until the Note is no longer outstanding, the Principal Amount, together with all accrued and unpaid interest, in whole or in part, may be convertible into common shares of the company at the conversion price of $0.01 per share.

4.2          The Holder shall effect conversions by delivering to the Company the form of Notice of Conversion attached hereto as Schedule "B" (a "Notice of Conversion"), specifying therein the Principal Amount of Note to be converted and the date on which such conversion is to be effected (a "Conversion Date").  If no Conversion Date is specified in a Notice of Conversion, the Conversion Date shall be the date that such Notice of Conversion is provided hereunder.  To effect conversions hereunder, the Holder shall not be required to physically surrender the Note to the Company unless the entire Principal Amount of this has been so converted. Conversions hereunder shall have the effect of lowering the outstanding Principal Amount of this Note in an amount equal to the applicable conversion.

4.3          The Holder and the Company shall maintain records showing the Principal Amount converted and the date of such conversions.

4.4          Notwithstanding the foregoing, the Company shall at all times have the option to repay the Note (or any remaining balance thereof) in full by providing not less than five Business Days’ notice to the Holder.  The Company’s right of repayment shall be exercisable both before and after maturity, and/or before and after delivery of any Notice of Conversion of the Holder.

5.             Mechanics of Conversion

5.1          Not later than five Business Days after any Conversion Date, the Company will deliver to the Holder certificates representing the Shares being acquired upon the conversion of the Note pursuant to the Notice of Conversion.

6.             Taxes

6.1          The issuance of certificates for the Shares on conversion of the Note shall be made without charge to the Holder thereof for any documentary stamp or similar taxes that may be payable in respect of the issuance or delivery of any such certificate, provided that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the Holder of the Note so converted and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

6.2          All payments by the Company under the Note shall be made in full without set-off or counterclaim and free and clear of any deduction or withholding for or on account of any taxes unless the Company is required by applicable law to make any deduction or withholding from any payment due under the Note for or on account of any taxes.  In this event, the Company shall promptly notify the Holder, pay such additional amounts as are necessary to ensure that the Holder receives the amount which it would have received if there had been no such deduction or withholding, promptly pay the tax deducted to the appropriate tax authority before any fine or penalty becomes payable and indemnify the Holder in respect of any such taxes.  As soon as practical, but no later than 30 days after any such deduction or withholding, the Company shall forward to the Holder official tax receipts and any other documents or evidence reasonably required by the Holder that such taxes have been remitted to the appropriate taxation authority.

7.             Securities Matters

7.1          The Holder of this Note, by acceptance hereof, agrees that this Note is being acquired for investment purposes and that such Holder will not offer, sell or otherwise dispose of this Note or any Shares acquired on conversion except under circumstances which will not result in a violation of the Securities Act, or any applicable state Blue Sky or foreign laws or similar laws relating to the sale of securities.

8.             Default

8.1          The following shall constitute an "Event of Default":

(a)           the Company shall default in the payment of any amount due on this Note, time being of the essence, whether by maturity or otherwise; or

(b)           any of the representations or warranties made by the Company herein, in the Purchase Agreement or any of the other Transaction Documents shall be false or misleading in any material respect at the time made; or

(c)           the Company shall (i) make an assignment for the benefit of creditors or commence proceedings for its dissolution; or (ii) apply for or consent to the appointment of a trustee, liquidator or receiver for its or for a substantial part of its property or business; or

(d)           a trustee, liquidator or receiver shall be appointed for the Company or for a substantial part of its property or business without its consent; or

(e)           any governmental agency or any court of competent jurisdiction at the instance of any governmental agency shall assume custody or control of the whole or any substantial portion of the properties or assets of the Company; or

 (g)          bankruptcy, reorganization, insolvency or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Company; or

(h)           failure by the Company to deliver any Shares required to be delivered pursuant to the Transaction Documents or any other agreements between the parties.

8.2          If an Event of Default shall have occurred, then, or at any time thereafter, and in each and every such case, unless such Event of Default shall have been waived in writing by the Holder (which waiver shall not be deemed to be a waiver of any subsequent default) at the option of the Holder and in the Holder’s sole discretion, the Holder may consider this Note immediately due and payable (and the Maturity Date shall be accelerated accordingly), upon the provision written notice by the Holder to the Company, upon the receipt of which the Company shall have ninety business days to cure the stated Event of Default, failing which the Holder may immediately enforce any and all of the Holder’s rights and remedies provided herein or any other rights or remedies afforded by law.

9.             Miscellaneous Provisions

9.1          Subject to the terms of the Purchase Agreement, no provision of this Note shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and interest on, this Note at the time, place, and rate, and in the coin or currency, as herein prescribed.

9.2          Upon receipt of a duly executed, notarized and unsecured written statement from the Holder with respect to the loss, theft or destruction of this Note (or any replacement hereof), and without requiring an indemnity bond or other security, or, in the case of a mutilation of this Note, upon surrender and cancellation of such Note, the Company shall issue a new Note, of like tenor and amount, in lieu of such lost, stolen, destroyed or mutilated Note.

9.3.         Any notice given by any party to the other with respect to this Note shall be given in the manner contemplated by the Purchase Agreement.

9.4.         This Note shall be governed by and construed in accordance with the laws of the State of Nevada.  Each of the parties consents to the exclusive jurisdiction of the federal courts whose districts encompass any part of the state courts of the State of Nevada in connection with any dispute arising under this Note and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non coveniens, to the bringing of any such proceeding in such jurisdictions.  To the extent determined by such court, the Company shall reimburse the Holder for any reasonable legal fees and disbursements incurred by the Holder in enforcement of or protection of any of its rights under any of this Note.

9.5.         The Company and the Holder hereby waive a trial by jury in any action, proceeding or counterclaim brought by either of them against the other in respect of any matter arising out of or in connection with this Note.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by an officer thereunto duly authorized this June 18, 2015.

OMEGA BRANDS INC.

Per:

[Richard Russell]
Richard Russell
Title:  President and Chief Executive Officer

Schedule "A"
to the Note

Holder’s Bank Wiring Instructions

Payee:
Bank:
Address:
Bank No.:
Account No.:
Account Name:

Schedule"B"
to the Note

Notice of Conversion

TO:         Omega Brands Inc.

The undersigned Holder of the Convertible Promissory Note dated June 12, 2015 hereby elects to convert Principal Amount US $____________ of the Note into _________________Common Shares of Omega Brands Inc., pursuant to the terms and conditions of the Note.

Dated at ___________________ , this _________________ 20____.

For completion by the Holder:

Name of Holder:
Address of Holder:

X_____________________________________________
(Signature of individual - if Holder is an individual)

X_____________________________________________
(Authorized Signatory - if Holder is not an Individual)

______________________________________________
(Name of Holder - please print)

______________________________________________
(Name of Authorized Signatory - please print)

______________________________________________
(Address of Holder)

______________________________________________
(City, State or Province, Postal Code of Holder)

______________________________________________
(Country of Holder)

______________________________________________
(Fax Number of Holder)
______________________________________________
(Email Address of Holder)
______________________________________________
(Telephone Number of Holder)